[SEAL]

                            ARTICLES OF ORGANIZATION
                                      OF
                       LAKE VIEW LODGING ASSOCIATES, L.C.


     The undersigned two or more persons hereby form a limited liability company under the Utah Limited Liability Company Act and adopt and certify as the Articles of Organization of such limited liability company the following:


     I.     NAME:        The name of the limited liability company is:
                         Lake View Lodging Associates, L.C.

     II.    DURATION:    The period of its duration:

     The duration of the company shall be thirty-nine years from the date of filing of these Articles of Organization with the Division of Corporations of the State of Utah.

     III.   PURPOSE:     The business purpose for which this limited liability
company is organized includes, but is not limited to, the following:

     The Company shall engage in the business of acquisition, development and operation of lodging facilities, and other related hotel activities, including but not limited to the development of hotel or motel properties.

     In addition, the Company shall have unlimited power to engage in and do any lawful act concerning any or all lawful businesses for which limited liability companies may be organized according to the laws of the State of Utah, excluding banking and insurance, including all powers and purposes now and hereafter permitted by law to a limited liability company.

     IV.    AGENT:
            A.   The address of the registered office in Utah is:
                    2601 North Canyon Road, Suite 203
                    Provo, UT 84604

            B. The name and address of the registered agent at the office in Utah is:
                    Glen A. Overton
                    2601 North Canyon Road, Suite 203
                    Provo, UT 84604

     I, Glen A. Overton, do this date hereby voluntarily accept and agree to serve as Registered Agent for Lake View Lodging Associates, L.C.


                                                    /s/ Glen A. Overton
                                               --------------------------------
                                               Glen A. Overton, Registered Agent

     V. DIVISION APPOINTMENT: The Utah Division of Corporations is hereby appointed the agent of this limited liability company for service of process if the registered agent has resigned, the agent's authority had been revoked or the agent cannot be found or served with the exercise of reasonable diligence.

     VI. CAPITOL: The total amount of cash and a description and agreed value of property other than cash initially contributed to the Company is:

            A minimum One Thousand Dollars cash

     The total additional contributions, if any, agreed to be made by all members and the times at which or events upon the happening of which they shall be made:

     Additional equity contributions shall be made at such times and in such amounts as may be agreed by the Company and the members or as provided in the Operating Agreement of the Company.

     Loans from members maybe made to and accepted by the company and are authorized to be repaid on a preferential loan basis.

     VII. OWNERSHIP: The right, if given, of the members to admit additional members, and the terms and conditions of the admission:

     Additional members may be submitted at such times and on such terms and conditions as all members may unanimously agree and as provided in the Operating Agreement of the Company.

     Ownership interest may be transferred only upon the prior approval of all members.

     VIII. TERMINATION: This business and association shall terminate and dissolve upon the death, retirement, resignation, expulsion, or bankruptcy of any member. The right of the remaining members of the limited liability company to continue the business on the death, retirement, resignation, expulsion, bankruptcy, or dissolution of a member or occurrence of any other event which terminated the continued membership of a member in the limited liability company is as permitted by statute and as follows:

     The remaining members of the Company may continue the business upon the termination of membership of a member on the Company upon unanimous agreement and as provided in the Operating Agreement of the Company.

     IX.    MANAGEMENT.

     The Company is to be managed by its members: Zion Management and Development Company, Inc., through its designated officers and agents, 2601 North Canyon Road, Suite 203, Provo, Utah 84604 and Fitch Properties L.C., through its designated officers and agents, 550 West 700 South, Orem, Utah 84058, and Bountiful Investment Group, Inc., formerly Profit Financial Real Estate Management Company, through its designated officers and agents, 14675 Interurban Avenue South, Seattle, Washington 98168.

     The members of the company are: (1) Zions Management and Development Company Inc., as to a 25% ownership as a member being a Utah Corporation, (2) Fitch Family Properties L.C., as to a 33% ownership as a member being a Utah Corporation, and (3) Bountiful Investment Group, Inc., as to a 42% ownership as a member being a Nevada Corporation; with such capital accounts, management control, and percentage ownerships and rights to receive profits and losses as are set fourth in the Operating Agreement, Membership Certificates and such other written agreements between the members.

     X. INDEMNIFICATION: Other provisions for the regulations of the internal affairs of the limited liability company are:

     1. The Company shall indemnify any individual made a party to a proceeding because he is or was a manager, officer, organizer, employee or agent of the Company against liability incurred in the proceeding if:

            a. He conducted himself in good faith;

            b. He reasonably believed that his conduct was in or at least not opposed to the Company's best interest; and

            c. In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

     2. Indemnification shall also be provided for an individual's conduct with respect to an employee benefit plan if the individual reasonably believed his conduct to be in the interest of the participants in and beneficiaries of such plan.

     3. The Company shall pay for or reimburse the reasonable expenses incurred by a manager, officer, organizer, employee or agent of the Company who is a party to a proceeding in advance of final disposition of the proceeding if:

            a. The individual furnishes the Company a written affirmation of his good faith belief that he has met the standard of conduct described herein;

            b. The individual furnishes the Company a written undertaking executed personally or on his behalf to repay the advance of it is ultimately determined

               That he did not meet the standard of conduct; and

            c. A determination is made that the facts then known to those making the determination would not preclude indemnification under the law.

     The undertaking required by this paragraph shall be an unlimited general obligation, but need not be secured and may be accepted without reference to financial ability to make repayment.

     4. The indemnification and advance of expense authorized herein shall not be exclusive to any other rights to which any manager, officer, organizer, employee or agent may be entitled under any Operating Agreement, by-law, agreement, vote of members or disinterest managers or otherwise. The Articles of Organization shall not be interpreted to limit in any manner the indemnification or right to advancement for expenses of an individual who would otherwise be entitled thereto. These Articles of Organization shall be interpreted as mandating indemnification and advancement of expenses to the extent permitted by law.

     5. In addition to the foregoing, the Company shall indemnify and save the organizers harmless for all acts taken by them as organizers of the Company, and shall pay all costs and expenses incurred by or imposed upon them as a result of the same, including compensation based upon the usual charges for expenditures required of them in pursuit of the defense against any liability arising on the account of acting as organizers or on account of enforcing the indemnification right hereunder, and the Company releases them from all liability for any such act as organizers not involving willful or grossly negligent misconduct.

               IN WITNESS WHEREOF, the Articles of Organization are executed under penalties of perjury by all of the members of the Limited Liability Company effective as of the 22nd day of September, 1997.


       /s/ Glen A. Overton
     -----------------------------------
     Glen A. Overton, President
     East Bay Lodging Associates L.C.


      /s/ Wade B. Cook
     -----------------------------------
     Wade B. Cook, President
     Bountiful Investment Group
     formerly Profit Financial Real Estate Management Company


      /s/ Robert H. Fitch
     -----------------------------------
     Robert H. Fitch, Manager
     Fitch Family Properties L.C.

STATE OF UTAH               )
                            )ss.
COUNTY OF UTAH              )

     On the 4 day of December, 1977 personally appeared before me Glen A. Overton signer of the above instrument, who duly acknowledged to me that he executed the same.

My Commission Expires                            /s/ Deborah A. Whitlock
November 15, 1999                               -------------------------------
---------------------                           Notary Public

[SEAL]
                                                 Residing at:
                                                     Provo, Utah
                                                -------------------------------



STATE OF WASHINGTON         )
                            )ss.
COUNTY OF KING              )

     On the 2nd day of December, 1997 personally appeared before me Wade B. Cook signer of the above instrument, who duly acknowledged to me that he executed the same.

My Commission Expires                            /s/ ILLEGIBLE
October 1997                                    -------------------------------
-------------------                             Notary Public


                                                Residing at:
                                                 Bellevue, Wa.
                                                -------------------------------


STATE OF UTAH               )
                            )ss.
COUNTY OF UTAH              )

     On the 4 day of December, 1997 personally appeared before me Robert H. Fitch signer of the above instrument, who duly acknowledged to me that he executed the same.

My Commission Expires                            /s/ Deborah A. Whitlock
 Nov. 1999                                      -------------------------------
-------------------                             Notary Public


                                                Residing at:
                                                 Provo, UT
                                                -------------------------------

[SEAL]